UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 5, 2010

Walter Investment Management Corp.
(Exact name of registrant as specified in its charter)

Maryland	6789	13-3950486
(State or other jurisdiction of incorporation	(Primary Standard Industrial Classification	(I.R.S. Employer Identification No.)
or organization)	Code Number)

3000 Bayport Drive, Suite 1100
Tampa, FL 33607
(813) 421-7600
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; Item 7.01 Regulation FD Disclosure.
     On May 5, 2010, Walter Investment Management Corp. (“WIMC”) issued a press release announcing its first quarter 2010 results. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K. The Company also issued The WIMC Review — 1st Quarter 2010, a copy of which is attached as Exhibit 99.2 to this current report on Form 8-K.
     The information contained in this Item 2.02 and Item 7.01 and the attached Exhibits 99.1 and 99.2 are being furnished to and not filed with the Securities and Exchange Commission, and shall not be incorporated by reference into a registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated May 5, 2010

99.2	The WIMC Review — 1st Quarter 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
WALTER INVESTMENT MANAGEMENT CORP.

Date: May 5, 2010	By:	/s/ Kimberly A. Perez
Kimberly A. Perez
Vice President and Chief Financial Officer